SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

TELESTONE TECHNOLOGIES CORPORATION
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(3)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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October 14, 2008
Dear Stockholder:

On behalf of the Board of Directors of Telestone Technologies Corporation (the “Company”), I invite you to attend our 2008 Annual Meeting of Stockholders. We hope you can join us. The Annual Meeting will be held:

At:	Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park Beijing, People’s Republic of China 100070

On:	November 14, 2008

Time:	9:00 a.m., local time

The Notice of Annual Meeting of Stockholders, the Proxy Statement and our 2007 Annual Report accompany this letter.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities, and to meet certain directors and key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s accountants and any other business matters properly brought before the Annual Meeting.

We know that many of our stockholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the stockholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Telestone Technologies Corporation. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Han Daqing, CEO, Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, People’s Republic of China 100070

Sincerely,

/s/ Han Daqing
Han Daqing
CEO

TELESTONE TECHNOLOGIES CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

October 14, 2008

To the Stockholders of Telestone Technologies Corporation:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Telestone Technologies Corporation, a Delaware corporation (the “Company”), will be held on November 14, 2008, at 9:00 a.m., local time, at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, People’s Republic of China 100070 for the following purposes:

1.
To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.
To ratify the selection by the Board of Directors of Mazars, Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only stockholders of record at the close of business on October 13, 2008 are entitled to notice and to vote at the Meeting and any adjournment.

You are cordially invited to attend the Meeting.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2007 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the Meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card as directed either in instructions of our transfer agent, Corporate Stock Transfer, Inc (the “Transfer Agent”) or on the proxy card included with this Proxy Statement. You do not have to affix postage if you mail the proxy card in the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the Meeting, please ask the broker, trust, bank, or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the Meeting.

By Order of the Board of Directors,

/s/ Han Daqing
Han Daqing CEO

TELESTONE TECHNOLOGIES CORPORATION

Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology

Park, Beijing, China 100070

__________

PROXY STATEMENT
__________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Telestone Technologies Corporation, a Delaware corporation (the “Company,” “Telestone” or “we”), for the 2008 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 9:00 a.m., local time, on November 14, 2008, and at any adjournment or adjournments thereof, at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China 100070.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is October 14, 2008.

The purposes of the Meeting are to seek stockholder approval of three proposals: (i) electing five (5) directors to the Board of Directors of the Company (the “Board”); (ii) ratifying the appointment of the Company’s accountants for fiscal year 2008; and (iii) transaction of other matters the Board of Directors may approve.

Who May Vote

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on October 13, 2008 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting and for ten days prior to the Meeting, during office hours, at the executive offices of the Company at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China 100070, by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 10,404,550 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by the following method:

☐	Completing and signing the proxy card and mailing it in the enclosed postage-paid envelope;

If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, FOR ratification of Mazars as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the Meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, the ratification of the selection of the independent registered public accounting firm ) that require the affirmative vote of a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected in writing by execution of a subsequently dated proxy or by a written notice of revocation, in each case sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement, or by your attendance and voting in person at the Meeting. In addition, you may revoke your proxy via the Transfer Agent at 3200 Cherry Creek Drive South/ Suite 430, Denver Co. 82209; Telephone No. (303)282-4800. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2007 Annual Report and Proxy Statement for the 2008 Annual Meeting of Stockholders will be delivered to an address where two or more stockholders reside unless we have received contrary instructions from a stockholder at the address. A separate proxy card will be delivered to each stockholder at the shared address.

If you are a stockholder who lives at a shared address and you would like additional copies of the 2007 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact the Secretary at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China 100070; Telephone number 011 +86 10 8367 0088, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

Management and directors of the Company have an interest in matters that will be acted upon at the Annual Meeting because the directors are named as nominees for election to the Board.

Security Ownership Of Certain Beneficial Owners And Management And Related Shareholders Matters

The following table sets forth certain information as of September 29, 2008 relating to the beneficial ownership (as defined by the rules of the SEC) of shares of common stock by (i) each person who owns beneficially more than 5% of the outstanding shares of our common stock, (ii) each of our directors, (iii) each of our executive officers as of September 29, 2008, and (iv) all of our executive officers and directors as a group.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares (2)	Percent of Voting Stock (3)
Han Daqing	3,230,000	31.04%
Lian Renguang	400,000	3.84%
Liu Dongping	0	*
Luo Zhengbin (resigned July 2, 2008)	246,000	2.36%
Wang Jianjun	328,000	3.15%
Yu Yongjing	80,000	0.77%
Zhu Lian	0	*
Chen Xuefeng	0	*
Zhang Xingang (resigned July 2, 2008)	0	*
Cheng Guanghui	0	*
Directors and executive officers as a group (10 persons)	4,284,000	41.16%

* Less than 1%

(1)
As of September 29, 2008, there were 10,404,550 shares of common stock outstanding. Each person named above has sole investment and voting power with respect to all shares of the common stock shown as beneficially owned by the person, except as otherwise indicated below.

(2)
Under applicable rules promulgated by the SEC pursuant to the Exchange Act, a person is deemed the “beneficial owner” of a security with regard to which the person, directly or indirectly, has or shares (a) the voting power, which includes the power to vote or direct the voting of the security, or (b) the investment power, which includes the power to dispose or direct the disposition of the security, in each case irrespective of the person’s economic interest in the security. Under these SEC rules, a person is deemed to beneficially own securities which the person has the right to acquire within 60 days through (x) the exercise of any option or warrant or (y) the conversion of another security.

(3)
In determining the percent of common stock owned by a person (a) the numerator is the number of shares of common stock beneficially owned by the person, including shares the beneficial ownership of which may be acquired within 60 days upon the exercise of options or warrants or conversion of convertible securities, and (b) the denominator is the total of (i) the 10,404,550 shares of common stock outstanding as of September 29, 2008 and (ii) any shares of common stock which the person has the right to acquire within 60 days upon the exercise of options or warrants or conversion of convertible securities. Neither the numerator nor the denominator includes shares which may be issued upon the exercise of any other options or warrants or the conversion of any other convertible securities.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and committee meetings, by reviewing analysis and reports, and through discussions with the Chairman and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Stockholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the nominees listed below.

Information about Nominees

Set forth below are the names of the nominees, their ages, all positions and offices that they hold with us, and their business experience during at least the last five years. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified.

Name	Age	Position Held

Han Daqing	44	Director since August 2004, President & CEO, Chairman of the Board

Zhu Lian(1)(2)(3)	52	Director since August 2004

Chen Xuefeng(1)(2)(3)	46	Director since December 2004

Lian Renguang	45	Director since September 2007

Cheng Guanghui(1)(2)(3)	65	Director since September 2007

(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Nominations and Corporate Governance Committee)

Han Daqing has served as President, Chairman of our Board of Directors and a member of our Board of Directors since August 23, 2004. Mr. Han has served as a member of the Board of Directors of Telestone since its inception in October, 1997 and as Chief Executive Officer since January, 2002. Prior to assuming his Chief Executive Officer duties with Telestone, from 1996 to 2002, Mr. Han was the Chief Representative of the Beijing Office of Allgon Systems AB, an international telecommunications conglomerate. Mr. Han holds a Bachelors degree in Computer Engineering and a Masters degree in Digital Communication Engineering, both from the Xidian University of Electronic Science & Technology. In addition, Mr. Han holds a Masters of Business Administration from CITY University.

Zhu Lian has served as a member of our Board of Directors since August 23, 2004. Mr. Zhu is a director and the Deputy General Manager of Tianjin-Golik-The First Steel Wire Rope Co., Ltd., where he is responsible for finance and accounting functions. Prior to taking that position, Mr. Zhu was the Chief Financial Officer of various large public companies including Sparkice E-Commerce Ltd. (2001-2002); Beijing Sanitary Ware, Ltd. (2000-2001); and Eagle Brand Holding Ltd. (2000). Mr. Zhu holds a Bachelors degree in Mechanics and a Masters degree in Mechanics from Tsing Hua University. In addition, Mr. Zhu holds a Masters of Business Administration from the University of Illinois-Chicago and a Masters Degree in Accounting from the University of Illinois-Chicago.

Chen Xuefeng has served as a member of our Board of Directors since December 15, 2004. Mr. Chen graduated from Xi'an Electric Science University, Computer Science Division. After graduation, Mr. Chen joined Shanxi Business Administration University as an assistant professor. In 1992, Mr. Chen founded XI'an Sun Technologies Development Co. Ltd. and has served as a director of that company since its inception. Under his supervision and direction, Xi'an Sun Technologies Development Co., Ltd. has added six more computer parts and components chain stores. Mr. Chen is responsible for the development of marketing strategies and the establishment of sales networks. Mr. Chen has experience in retail, marketing, sales strategies planning and new product development.

Lian Renguang has served as a member of our Board of Directors since September 21, 2007. From 1996 until the present, Mr. Lian was a general manger of Pan-pacific Telecommunication Company Limited, which was a wholly-owned subsidiary of Shandong Guolian Telecommunication Technology Limited and was acquired by Telestone Technologies Corp on July 5, 2007. From 1985 to 1996, Mr. Lian was a vice director of Jinan Telecommunication Bureau. Mr. Lian graduated with a bachelor degree in Telecommunication Engineering from Beijing University of Posts and Telecommunications.

Cheng Guanghui has served as a member of our Board of Directors since September 21, 2007. Currently, Mr. Cheng is Director of China Quality Management Association for Electronics Industry. From 1998 to 2004, Mr. Cheng worked as Director of The General Office of Ministry of Information Industry of the People’s Republic of China. From 1993 to 1998, Mr. Cheng was Director of The General Office of Ministry of Electronics Industry of the People’s Republic of China. Mr. Cheng holds a Bachelors Degree from Tsinghua University.

Each of the directors named above will serve until our next Annual Meeting of Stockholders or until their successors are duly elected and has qualified. Directors will be elected for one-year terms at the Annual Meeting of Stockholders. Officers will hold their positions at the pleasure of the Board of Directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of our directors or officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current directors to our Board of Directors. There are also no arrangements, agreements or understandings between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

There are no agreements or understandings for any officer or director to resign at the request of another person, and none of the officers or directors are acting on behalf of, or will act at the direction of, any other person.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTER

Telestone’s current corporate governance practices and policies are designed to promote stockholder value and Telestone is committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC, the rules of the Nasdaq Stock Market, and the provisions of the Sarbanes-Oxley Act, as well as the emerging best practices of other companies.

Meetings and Certain Committees of the Board

The Board of Directors held two meetings during the fiscal year ended December 31, 2007. All current directors attended at least 75% of the meetings of the Board of Directors and Board Committees of which they are members. We have an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

AUDIT COMMITTEE. The Audit Committee is currently comprised of Zhu Lian, Chen Xuefeng and Cheng Guanghui, each of whom is “independent” as defined by the Nasdaq Stock Exchange listing standards. Zhu Lian is the designated financial expert. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services. Any such registered public accounting firm must report directly to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to evaluate and, where appropriate, replace the registered public accounting firm. The Audit Committee met once during the fiscal year ended December 31, 2007 and all members of the Committee attended the meeting.

COMPENSATION COMMITTEE. The Compensation Committee is responsible for the administration of all salary, bonus and incentive compensation plans for our officers and key employees. The members of the Compensation Committee are Chen Xuefeng, Zhu Lian and Cheng Guanghui, all of whom are “independent” directors as defined by the Nasdaq Stock Exchange listing standards. The Compensation Committee held one meeting during the year ended December 31, 2007 and all members attended the meeting.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Nominating and Corporate Governance Committee is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board of Directors. The committee submits the list of candidates to the Board of Directors who determines which candidates will be nominated to serve on the Board of Directors. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The committee also submits to the entire Board of Directors, a list of nominees to fill any interim vacancies on the Board of Directors resulting from the departure of a member of the Board of Directors for any reason prior to the expiration of his term. In recommending nominees to the Board of Directors, the committee keeps in mind the functions of this body. The committee considers various criteria, including the ability of the individual to meet the Nasdaq Stock Market “independence” requirements, general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the rules of the Nasdaq Stock Market listing standards and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board of Directors will be evaluated based on the same criteria as all other nominees. The committee also oversees our adherence to our corporate governance standards. The members of the committee are Chen Xuefeng, Zhu Lian and Cheng Guanghui. The committee met once during the fiscal year ended December 31, 2007 and all members attended the meeting.

 Code of Ethics

We have adopted a Code of Ethics (as defined in Item 406 of Regulation S-K) that applies to our principal executive, financial and accounting officers. Telestone will provide a copy of its code of ethics, without charge, to any person that requests it. Requests should be addressed in writing to Ms. Fang Cui, Assistant Secretary to the Board, Telestone Technologies Corporation, Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China 100070.

Information Concerning Executive Officers

Name	Age	Position Held

Liu Dongping	39	Chief Financial Officer

Wang Jianjun	37	Vice President

Yu Yongjing	46	Chief Operation Officer

Liu Dongping has served as Chief Financial Officer since August 23, 2004. Prior to assuming his Chief Financial Officer duties with us, from 2001 to 2003, Mr. Liu was the Director of the Guarantee Service Department, the Manager of the Risk Control Department and a Project Manager for Shenzhen Qixin Credit Guarantee Co., Ltd. From 1998 to 2001, Mr. Liu was the Manager of the Financial Department of Shenzhen 3-Nine Auto Development Co., Ltd. Mr. Liu studied Auditing at the Economics School of Wuhan University.

Wang Jianjun has served as Vice President since November of 2001. Prior to assuming his Vice President duties with Telestone, from 1997 to 2001, Mr. Wang was a Technology Representative for LPG Allgon Co. in its Beijing Office. Mr. Wang holds a Bachelors degree in Communication Engineering and a Masters degree in Communication and Electronic Systems, both from Xidian University of Electronic Science & Technology.

Yu Yongjing has served as Chief Operating Officer since July, 2007. From 2004 to 2007, Mr. Yu was the General Manager of Shandong Guolian Telecommunication Technology Limited Company ("Shandong Guolian").From 1994 to 2003, Mr. Yu managed the Engineering department of Japan Daimei Telecommunication Corporation. Mr. Yu earned a Bachelor's degree in Telecommunication Engineering from Nanjing University of Post and Telecommunication.

EXECUTIVE COMPENSATION

The Company had no officers or directors whose total annual salary and bonus during each of 2007 and 2006 exceeded $100,000. Mr. Han, our Chief Executive Officer and Principal Executive Officer, earned a salary and bonus of $50,000 and $30,000, respectively, during the fiscal year ended December 31, 2007. For the fiscal year ended December 31, 2006, Mr. Han earned a salary and bonus of $50,000 and $30,000, respectively.

Summary Compensation Table

Name and Principal Underlying Positions	Year	Salary	Bonus	Option Awards	Stock Awards	All Other Compensation	Total
Han Daqing - President & CEO& CTO	2007	$50,000	$30,000	—	—	—	$80,000
	2006	$50,000	$30,000				$80,000

Liu Dongping - Chief Financial Officer	2007	$25,000	$10,000	—		—	$35,000
	2006	$25,000	$10,000				$35,000

Luo Zhengbin - Chief Technology Officer (resigned July 2, 2008)	2007	$36,000	$14,000	—	—	—	$50,000
	2006	$36,000	$14,000				$50,000

Wang Jianjun - Vice President	2007	$30,000	$10,000	—	—	—	$40,000
	2006	$30,000	$10,000				$40,000

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2007, there were no outstanding equity awards to the named executive officers requiring tabular disclosure under this Item.

On June 27, 2005, a Stock Option Plan (the “Plan”) was approved at our 2005 Annual Meeting of Stockholders. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase common stock and restricted stock of the Company to key employees, non-employee directors, and advisors. The Plan is designed to help the Company and its subsidiaries and affiliates attract and retain superior personnel for positions of substantial responsibility and to provide key employees, non-employee directors, and advisors with an additional incentive to contribute to the success of the Company.

Director Compensation Table

DIRECTOR COMPENSATION FOR 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)[1]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Zhu Lian	$10,000						$10,000
Chen Xuefeng	$5,000						$5,000
Zhang Xingang (resigned July 2, 2008)	$5,000						$5,000
Cheng Guanghui[2]	$5,000						$5,000
Xu Yunxiao[2]	$5,000						$5,000
Zhao Peng[2]	$5,000						$5,000
Lian Renguang[2]	$5,000						$5,000

1 Our director compensation consists of cash only. Each director was paid an annual retainer of $5,000. An additional $5,000 was paid to one director, Zhu Lian, who is also the chairman of the Audit Committee.

2 Lian Renguang and Cheng Guanghui have been members of the Board since September 21, 2007. Xu Yunxiao and Zhao Peng resigned from their position of the Board in September 2007.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officer or other employees, but our Board of Directors may recommend adoption of one or more such programs in the future.

Indemnification of Officers and Directors

Our Certificate of Incorporation provides that we will indemnify any officer or director, or former officer or director, to the fullest extent permitted by law. Our Bylaws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of our company. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person’s promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership on Form 3, reports of changes in ownership on Form 4 and annual reports concerning their ownership on Form 5. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, during the fiscal year ended December 31, 2007, Mr. Lian Renguang and Mr. Cheng Guanhui did not file the required reports in a timely manner.

Certain Relationships And Related Transactions and Director Independence

None.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

We are asking our stockholders to ratify the selection of Mazars as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Mazars to our stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

The Company has been advised by Mazars that neither the firm nor any of its associates had any relationship with the Company.

Principal Accounting Fees And Services

Mazars, Certified Public Accountants, has audited our financial statements annually since the 2004 fiscal year. All of the services described below were approved by our Audit Committee prior to rendering of services by our independent accountant The Audit Committee has determined that the payments made to our independent accountant for these services are compatible with maintaining such auditor's independence.

Audit Fees. The aggregate fees billed by Mazars, Certified Public Accountants for professional services rendered for the audit of the Company’s financial statements for the fiscal year ended December 31, 2006 was $59,000. The fees billed for the fiscal year ended December 31, 2007 was $78,000 and for three quarterly reviews was $33,000.

Audit-Related Fees. There were no fees for assurance and related services by Mazars, Certified Public Accountants for the fiscal years ended December 31, 2006 and December 31, 2007.

Tax Fees. There were no fees for tax compliance, tax advice or tax planning services by Mazars, Certified Public Accountants for the fiscal years ended December 31, 2006 and December 31, 2007.

All Other Fees. There were no other fees for either audit-related or non-audit services billed by Mazars, Certified Public Accountants for the fiscal years ended December 31, 2006 and December 31, 2007.

Recommendation of the Board

The Board unanimously recommends a vote FOR ratification of the selection of Mazars as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of the Company at Floor 6, Saiou Plaza, No. 5 Haiying Road, Fengtai Technology Park, Beijing, China 100070, no later than the close of business on August 1, 2009. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to the Secretary of the Company, at our address listed on the top of page one of this Proxy Statement.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors, the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

October 14, 2008	By Order of the Board of Directors

/s/ Han Daqing
Han Daqing CEO

TELESTONE TECHNOLOGIES CORPORATION.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 14, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of TELESTONE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated October 14, 2008, and hereby constitutes and appoints Mr. Daqing Han, the Company’s Chairman and Chief Executive Officer, and Ms. Fang Cui, the Company’s Assistant Secretary, or either of them acting singularly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2008 Annual Meeting of Stockholders to be held on November 14, 2008, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Han Daqing
Zhu Lian
Chen Xuefeng
Lian Renguang
Cheng Guanghui

Withhold authority for the following:

☐    Han Daqing
☐    Zhu Lian
☐    Chen Xuefeng
☐    Lian Renguang
☐    Cheng Guanghui

2.	Approve the ratification of Mazars, as the Company’s accountant for fiscal year 2008.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR THE RATIFICATION OF THE SELECTION OF MAZARS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED OCTOBER 14, 2008 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement dated October 14, 2008, and the 2007 Annual Report to Stockholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name ______________________________________
Name (if joint)
___________________________________________
Date _____________, 2008

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December 2004

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF
TELESTONE TECHNOLOGIES CORPORATION

PURPOSE:

The Audit Committee will make such examinations, as are necessary to monitor the corporate financial reporting and the external audits of Telestone Technologies Corporation and its subsidiaries (the “Company”), to provide to the Board of Directors the results of its examinations and recommendations derived there from, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

The Audit Committee shall consist of at least three (3) members of the Board, all of whom shall be independent directors, in accordance with the rules of the NASDAQ Stock Market, Inc. and Marketplace Rules. Each member shall in the judgment of the Board of Directors have the ability to read and understand the Company’s basic financial statements. At least one member of the Audit Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have accounting or related financial management expertise in accordance with NASDAQ listing standards. The members of the Audit Committee will be appointed by and will serve at the discretion of a majority of the Board of Directors.

RESPONSIBILITIES:

The responsibilities of the Audit Committee shall include:

1.
Reviewing with management and the independent auditor on a continuing basis the adequacy of the Company’s system of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management), accounting practices, and disclosure controls and procedures (and management reports thereon), of the Company and its subsidiaries.

2.	Reviewing the independent auditors’ proposed audit scope and approach.

3.	Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvement provided to management by the independent auditors.

4.	Reviewing the performance of the independent auditors.

5.	Recommending the appointment of independent auditors to the Board of Directors, setting the independent auditor’s compensation and pre-approving all audit services provided by the independent auditor.

6.
Pre-approving all permitted non-audit services to be performed by the independent auditor and establishing policies and procedures for the engagement of the independent auditor to provide permitted non-audit services.

7.
Reviewing with management and the independent auditor the annual and quarterly financial statements of the Company including (a) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) any material changes in accounting principles or practices used in preparing the financial statement prior to the filing of a report on Form 10-K or 10-Q with the Securities and Exchange Commission; and (c) items required by Statement of Auditing Standards 61 and Statement of Auditing Standards 71 in the case of the quarterly statements.

8.	Reviewing before release the un-audited quarterly operating results in the Company’s quarterly earnings release and financial information and earning guidance provided to analysts.

9.	Overseeing compliance with SEC requirements for disclosure of auditor’s services and audit committee members and activities.

10.	Reviewing management’s monitoring of compliance with the Company’s Standards of Business Conduct and with the Foreign Corrupt Practices Act.

11.	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements.

12.	Providing oversight and review of the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

13.
If necessary, instituting special investigations and, if appropriate hiring special counsel or experts to assist, for which the Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to all advisors hired by the Committee.

14.	Reviewing related party transactions for potential conflicts of interest.

15.
Obtaining a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with such issues, and (d) all relationships between the independent auditors and the Company.

16.	Establishing procedures for the confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls, and auditing matters.

17.	Establishing policies for the hiring of employees and former employees of the independent auditor.

18.	Conducting an annual performance evaluation of the Audit Committee and annually evaluate the adequacy of its charter.

19.
Performing other oversight functions as requested by the full Board of Directors. In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will Report, at least annually, to the Board regarding the Committee’s examinations and recommendations.

MEETINGS:

The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company.

The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

REPORTS:

The Audit Committee will record its summaries of recommendations to the Board in written form, which will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

APPENDIX B

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December, 2004

CHARTER FOR THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF
TELESTONE TECHNOLOGIES CORPORATION

1. PURPOSE:

The purpose of the Compensation Committee (the “Committee”) established pursuant to this charter is to review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of Telestone Technologies Corporation and its subsidiaries (the “Company”), including stock compensation and loans, and all bonus and stock compensation to all employees.

The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

2. MEMBERSHIP AND ORGANIZATION:

Composition. The Compensation Committee shall consist of at least two (2) members of the Board, all of whom shall be independent directors, in accordance with the rules of the NASDAQ Stock Market, Inc. Marketplace Rules. The members of the Compensation Committee will be appointed by a majority of the Board of Directors. No member of the Committee shall be removed except by a majority vote of the independent directors then in office.

Meetings. It is anticipated that the Compensation Committee will meet at least two times each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

3. RESPONSIBILITIES AND DUTIES:

The responsibilities and duties of the Committee shall include:

1. Reviewing and making recommendations to the Board of Directors regarding the compensation policy for executive officers of and directors of the Company, and such other officers of the Company as directed by the Board;

2. Reviewing and making recommendations to the Board of Directors regarding all forms of compensation (including all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company;

3. Reviewing and making recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and the criteria by which bonuses to the Company's employees are determined;

4. Acting as Administrator any Stock Option Plan and administering, within the authority delegated by the Board of Directors, any Employee Stock Purchase Plan adopted by the Company. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors, grant stock options or stock purchase rights to individuals eligible for such grants and amend such stock options or stock purchase rights. The Compensation Committee shall also make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance hereunder;

5. Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

6. Preparing a report (to be included in the Company's proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers; and

7. Authorizing the repurchase of shares from terminated employees pursuant to applicable law.

4. REPORTS:

The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

5. EVALUATION OF COMMITTEE PERFORMANCE

The Committee shall on an annual basis, evaluate its performance under this Charter. The Committee shall address all matters that the Committee considers relevant to its performance. The Committee shall deliver a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s Board’s policies or procedures.

6. COMMITTEE RESOURCES

The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors. The Committee shall have sole authority to retain and terminate any compensation consultant to be used to evaluate director or officer compensation, including sole authority to approve the consulting firm’s fee and retention terms.

APPENDIX C

CHARTER FOR THE CORPORATE GOVERNANCE
AND NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

OF

TELESTONE TECHNOLOGIES CORPORATION

Adopted December, 2004

CHARTER FOR THE CORPORATE GOVERNANCE
AND NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS
OF
TELESTONE TECHNOLOGIES CORPORATION

1. PURPOSE

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of the Board of Directors of Telestone Technologies Corporation (the “Company”) shall be to:

-	Review and make recommendations to the Board regarding matters concerning corporate governance;

-	Review the composition and evaluate the performance of the Board of Directors, recommend persons for election to the Board of Directors and evaluate director compensation;

-
Review the composition of committees of the Board of Directors and recommend persons to be members of such committees, and review and maintain compliance of committee membership with applicable regulatory requirements; and

-	Review conflicts of interest of members of the Board of Directors and corporate officers.
-
In addition, the Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

2. MEMBERSHIP AND ORGANIZATION

Composition. The Committee shall consist of no fewer than three members of the Board of Directors. All members of the Committee shall be appointed by a majority of the Board of Directors and shall be independent of the Company and its affiliates, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed to be “independent directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”). The Board of Directors may designate one member of the Committee as its Chair. The Committee may form and delegate authority to subcommittees, consisting of no less than two members of the Committee, when appropriate. No member of the Committee shall be removed except by a majority vote of the independent directors then in office.

Meetings. The Committee will meet at least once per quarter. The Committee may establish its own meeting schedule, which it will provide to the Board of Directors. Special meetings may be convened as required. The Committee, or its Chair, shall report to the Board of Directors on the results of these meetings. The Committee may invite to its meetings other Directors, Company management and such other persons, as the Committee deems appropriate in order to carry out its responsibilities. A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

3. RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Committee shall include:

Corporate Governance Generally

-	Develop principles of corporate governance and recommend them to the Board of Directors for its consideration and approval;

-	Review annually the principles of corporate governance approved by the Board of Directors to ensure that they remain relevant and are being complied with; and

-	Oversee compliance by the Board of Directors and its committees with applicable laws and regulations, including the Nasdaq Rules and regulations promulgated by the Securities and Exchange Commission.

Composition of the Board of Directors, Evaluation and Nominating Activities

-	Review the composition and size of the Board of Directors

-
Determine the criteria for membership on the Board of Directors, with the objective of having a Board of Directors with relevant business and personal experience. The selection of qualified directors is crucial to the success of the Company. Included in the criteria which the Committee shall consider in evaluating members of its Board of Directors are: (1) a general understanding of marketing, finance and corporate practices relevant to an international public company; (2) issues of character, judgment, independence, diversity, age, length of service, and other commitments outside the Company; (3) an understanding of the Company’s business and technology; (4) educational and professional background; and (5) a demonstrated concern for the long-term interests of the stockholders. The Committee shall evaluate each individual in the context of the Board of Directors as a whole, with the objective of recommending a group that can best manage the Company’s business and represent stockholder interests.

-	Conduct an annual evaluation of the Board of Directors as a whole;

-
Identify, consider and recommend candidates to fill new positions or vacancies on the Board of Directors, and review any candidates recommended by stockholders in accordance with the bylaws; in performing these duties, the Committee shall have the authority to retain any search firm to be used to identify candidates for the Board of Directors and shall have sole authority to approve the search firm’s fees and other retention terms;

-
Evaluate the performance of individual members of the Board of Directors eligible for re-election, and recommend the Director nominees by class for election to the Board of Directors by the stockholders at the annual meeting of stockholders;

-	Evaluate director compensation, consulting with outside consultants when appropriate, and make recommendations to the Board of Directors regarding director compensation; and

-
Review and make recommendations to the Board of Directors with respect to the Director Option Plan and any proposed amendments thereto, subject to obtaining stockholder approval of any amendments as required by law or the Nasdaq Rules.

Committees of the Board of Directors

-
Periodically review the composition of each committee of the Board of Directors and make recommendations to the Board of Directors for the creation of additional committees or the change in mandate or dissolution of committees; and

-	Recommend to the Board of Directors persons to be members of the various committees.

Conflicts of Interest

-	Review and monitor compliance with the Company’s Code of Business Conduct and Ethics;

-	Consider questions of possible conflicts of interest of members of the Board of Directors and of corporate officers; and

-
Review actual and potential conflicts of interest of members of the Board of Directors and corporate officers, and clear any involvement of such persons in matters that may involve a conflict of interest.

4. EVALUATION OF THE COMMITTEE

The Committee shall on an annual basis, evaluate its performance under this Charter. The Committee shall address all matters that the Committee considers relevant to its performance. The Committee shall deliver a report setting forth the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s Board’s policies or procedures.

5. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISORS

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Company’s expense, such independent counsel or other advisors as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms, such fees to be borne by the Company.